EXHIBIT 10.1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                       -----------------------------------

KNOW ALL MEN BY THESE PRESENTS:

        THAT VALENTEC SYSTEMS, INC., a Delaware corporation (the "SELLER"), as of June 6, 2005, for and in consideration for the assumption by ACORN HOLDING CORP. (the "BUYER") of all rights and obligations of the Seller pursuant to that certain Promissory Note (the "NOTE") and related documents, instruments and agreements therewith all dated April 28, 2005 by and between the Seller and MONTGOMERY EQUITY PARTNERS, LTD. ("MONTGOMERY"), and the Standby Equity Distribution Agreement (the "SEDA") and related documents, instruments and agreements therewith all dated as of April 28, 2005, by and between Seller and CORNELL CAPITAL PARTNERS, LP ("CORNELL"), a Delaware limited partnership (both Montgomery and Cornell shall be referred to individually as an "INVESTOR" and collectively as the "INVESTORS"), and all agreements executed or delivered in connection therewith and dated April 28, 2005 (collectively, the "ASSIGNED AGREEMENTS"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has:

        GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED AND DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY AND DELIVER unto the Buyer, all right, title, interest, and obligations of Seller in and to the Assigned Agreements.

        TO HAVE AND TO HOLD, the Assigned Agreements and all such other property
as  is  hereinabove   described  unto  Buyer  and  Buyer's   successors,   legal
representatives and assigns, forever.

        AND Seller does represent, warrant and covenant to and with Buyer that it is the lawful owner of the Assigned Agreements; that, with the exception of such security interests and pledges of Seller's property under the terms of the Assigned Agreements, they are free from all liens and encumbrances; that it has good right to sell the same; that it will defend the same from the claims of all others; that it has not previously assigned, conveyed or transferred any of the Assigned Agreements; and, for purposes of clarification, any agreement by the Seller in the Assigned Agreements to issue shares of its, or a surviving entity's, capital stock (or warrants or other securities exercisable or convertible into shares of he Seller's, or a surviving entity's, capital stock, to an Investor shall, in fact, constitute an agreement for the issuance of shares of the Buyer's common stock).

        Within five (5) business days after Buyer's request, Seller shall execute and deliver to Buyer or any designee of Buyer any and all such further documents as Buyer may reasonably require to effectuate the transfer, assignment and conveyance contemplated hereby, including without limitation, any and all documents required by any governmental entity or any third party.

        By its execution hereof, Buyer hereby accepts the transfer, assignment and conveyance of the Assigned Agreements and expressly assumes all of the Seller's obligations as if the Buyer had been the original signatory to the Note and the SEDA and all agreements executed or delivered in connection therewith. Seller shall remain liable to the Investor under the terms of the Assigned Agreements.

        All of the covenants, terms and conditions set forth herein shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors, personal and legal representatives, heirs, devisees and assigns.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date first above written.

                                                  SELLER:
                                                  VALENTEC SYSTEMS, INC.

                                                  By:    /s/ Robert Zummo
                                                        ------------------------
                                                  Name:  Robert Zummo
                                                  Title: CEO

                                                  BUYER:
                                                  ACORN HOLDING CORP.

                                                  By:   /s/ Edward N. Epstein
                                                        ------------------------
                                                  Name:  Edward N. Epstein
                                                  Title: Chief Executive Officer


ACKNOWLEDGED AND AGREED:
CORNELL CAPITAL PARTNERS, LP                      PLACEMENT AGENT:
                                                  NEWBRIDGE SECURITIES
                                                  CORPORATION
By:     Yorkville Advisors, LLC
Its:    General Partner                           By:    /s/ Guy S. Amico
                                                        ------------------------
                                                  Name:  Guy S. Amico
By:     /s/ Mark Angelo                           Title: President
        ----------------------------
Name:   Mark Angelo
Title:  Portfolio Manager


MONTGOMERY EQUITY PARTNERS, LTD.                  ESCROW AGENT


                                                  By:    /s/ David Gonzalez
                                                        ------------------------
                                                  Name:  David Gonzalez, Esq.
By:     /s/ Mark Angelo
        ----------------------------
Name:   Mark Angelo
Title:  Portfolio Manager

                                       3